EXHIBIT 10.11

EXECUTED VERSION

CERTAIN INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***] BECAUSE IT IS BOTH: (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, dated as of September 3, 2026 (this “Agreement”), is entered into among the undersigned in connection with that certain LOAN AND SECURITY AGREEMENT, dated as of September 4, 2024 (the “Loan Agreement”) (as amended by Amendment No. 1 to the Loan Agreement, dated as of December 18, 2025), by and among KLOECKNER METALS SERVICE CENTERS DE MEXICO, S. DE R.L. DE C.V. (the “Borrower”), KLOECKNER SPECIALTY METALS DE MEXICO, S. DE R.L. DE C.V. (the “Guarantor”), the financial institutions party thereto from time to time as Lenders, BANCO SANTANDER MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO SANTANDER MÉXICO, as the Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as the Monitoring Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

W I T N E S S E T H

WHEREAS, the Borrower has requested the consent of the Lenders to increase the Commitments granted under the Loan Agreement in the amount of USD $35,000,000.00;

WHEREAS, the Borrower has provided written notice to the Monitoring Agent that the Lenders plan to incorporate two new locations, Queretaro and Monterrey, into the Borrowing Base;

WHEREAS, the Borrower has informed the Lender and Agent of its desire to extend the deadline for delivery of audited financial statements from 90 (ninety) to 120 (one hundred twenty) days following the close of the applicable fiscal year;

WHEREAS, the Borrower has informed the Lender and Agent of its desire to amend the definition of the Applicable Margin;

WHEREAS, the Borrower has informed the Lender and Agent of its desire to amend the Participation Fee;

WHEREAS, subject to the terms and conditions of this Agreement, the Borrower hereby requests, and the Lenders hereby agree, to amend the Loan Agreement as set forth herein;

WHEREAS, pursuant to Section 15.1 (Amendments and Waivers) of the Loan Agreement, any amendments to the Loan Agreement described herein shall require the written approval of the Required Lenders (or the Administrative Agent, acting on behalf of the Required Lenders); and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the applicable parties hereto agree as follows:

Section 1.
Amendments to the Loan Agreement. Subject to the conditions precedent set forth in Section 3 (Conditions Precedent) of this Agreement and pursuant to Section 15.1.1 (Amendment) of the Loan Agreement, the parties hereby agree to amend the Loan Agreement, on and as of the Effective Date, as follows:
(a)
Section 1 (Definitions; Rules Of Construction) of the Loan Agreement is hereby amended by inserting the following defined term in its proper alphabetical order:

“Account Bank”: means HSBC Bank USA, National Association, as account bank, and any other bank designated as an Account Bank under a Financing Document or an applicable Deposit Account Control Agreement.

(b)
Section 1 (Definitions; Rules Of Construction) of the Loan Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and replacing it with the following (new text marked with bold underline and deleted text marked with ~~strikethrough~~):

“Applicable Margin”: means the percentages per annum determined by reference to the Net Debt/EBITDA Ratio in effect for the applicable Test Period as set forth below:

Net Debt/EBITDA Ratio	Applicable Margin
Greater than or equal to ~~3.00~~ 4.00: 1.00	~~2.45%~~ 3.00%
Lower than ~~3.00~~ 4.00 : 1.00 and greater than or equal to ~~2.00~~ 3.00 : 1.00	~~2.25%~~ 2.70%
Lower than 3.00 : 1.00 and greater than or equal to 2.00 : 1.00	2.45%
Lower than 2.00 : 1.00 and greater than or equal to 1.00 : 1.00	~~2.10%~~ 2.25%
Lower than 1.00 : 1.00	~~1.75% 1.85%~~
(c)
Section 1 (Definitions; Rules Of Construction) of the Loan Agreement is hereby amended by deleting the definition of “Availability Period” in its entirety and replacing it with the following (new text marked with bold underline and deleted text marked with ~~strikethrough~~):

“Availability Period”: means the period starting on the later of (a)~~on the date hereof~~ as of the date of the Commitment increase pursuant to Section 2.1.10 (Increase in Commitments) and (b) the date of the initial advancement of such Commitment increase, and ending on the date that is 180 days from such date, automatically renewable for successive 180-day periods in accordance with Section 2.1.8 herein.

(d)
Section 1 (Definitions; Rules Of Construction) of the Loan Agreement is hereby amended by inserting the following defined term in its proper alphabetical order:

“Controlled Account”: any deposit account maintained by an Obligor over which the U.S. Collateral Agent has a Deposit Account Control agreement or otherwise has “control” under the UCC, and as of the date hereof, the deposit account of Kloeckner Metals Service Centers de Mexico, S. de R.L. de C.V number [***], ABA [***] with the Account Bank.

(e)
Section 1 (Definitions; Rules Of Construction) of the Loan Agreement is hereby amended by inserting the following defined term in its proper alphabetical order:

“Deposit Account Control Agreement”: means, at any point in time, the deposit account control agreements with respect to a Controlled Account, including, as of the date hereof, the deposit account control agreement dated as of September 3, 2026, executed between the U.S. Collateral Agent and the Account Bank.

(f)
Section 1 (Definitions; Rules Of Construction) of the Loan Agreement is hereby amended by inserting the following defined term in its proper alphabetical order:

“Permitted Accounts”: means (a) (1) deposit account of Kloeckner Metals Service Centers de Mexico, S. de R.L. de C.V., number [***], ABA [***] with Bank of America, and (2) deposit account of Kloeckner Specialty Metals de Mexico S. de R.L. de C.V., number [***], ABA [***] with Bank of America, and (b) any deposit account maintained by an Obligor solely for payroll or ordinary-course cash-management purposes; provided that, in each case, (i) the depositary bank is a Lender or an Affiliate of a Lender and (ii) the identity of the depositary bank and the applicable account number have been disclosed in writing to the Administrative Agent before such account is maintained or used.

(g)
Section 1 (Definitions; Rules Of Construction) of the Loan Agreement is hereby amended by deleting the definition of “Security Documents” in its entirety and replacing it with the following (new text marked with bold underline and deleted text marked with ~~strikethrough~~):

“Security Documents”: the Guaranties, the Mexican Non-Possessory Pledge, the U.S. Security Agreement, the Deposit Account Control Agreements ~~(if any)~~ and all other documents, instruments and agreements now or hereafter securing (or given with the intent to secure) any Obligations.

(h)
Section 3.2(b)(i) (Fees) of the Loan Agreement is hereby amended as follows (new text marked with bold underline and deleted text marked with ~~strikethrough~~):

Participation Fee. Borrower shall pay to Administrative Agent a participation fee equal to (i) 55 (fifty-five) basis points over the aggregate amount of Commitments at such time (to be distributed by Administrative Agent to Lenders, pro rata their respective Commitments), plus the corresponding value added tax, on ~~the later of the date of execution of this Agreement or~~ the date of the initial advancement of Loans and (ii) 25 (twenty-five) basis points over the aggregate amount of the increase of the applicable Lenders’ Commitments (to be distributed by Administrative Agent to Lenders, pro rata their respective Commitments increase), plus the corresponding value added tax, on the later of the date of the Commitment increase pursuant to Section 2.1.10 (Increase in Commitments) or the date of the initial advancement of such Commitment increase;

(i)
Section 10.1.2(a) (Financial and Other Information) of the Loan Agreement is hereby amended as follows (new text marked with bold underline and deleted text marked with ~~strikethrough~~):

as soon as available, and in any event within ~~90~~ 120 days after the close of each Fiscal Year, balance sheets as of the end of such Fiscal Year and the related statements of income and cash flow and shareholders’ equity for such Fiscal Year, on a consolidated basis for Borrower and its Subsidiaries, which consolidated statements shall be audited and certified (without qualification) by a firm of independent certified public accountants of recognized standing selected by Borrower and reasonably acceptable to Administrative Agent (it being agreed that each “Big Four” accounting firm is acceptable to Administrative Agent), and shall set forth in comparative form corresponding figures for the preceding Fiscal Year;

(j)
Section 10.1.2(b) (Financial and Other Information) of the Loan Agreement is hereby amended as follows (new text marked with bold underline and deleted text marked with ~~strikethrough~~):

as soon as available, and in any event within 30 days after the end of each month (but within 60 days after the last month in a Fiscal Year), unaudited balance sheets as of the end of such month and the related statements of income and cash flow for such month and for the portion of the Fiscal Year then elapsed, on a consolidated and on an individual basis for Borrower ~~and its Subsidiaries~~ and the Guarantor, setting forth in comparative form corresponding figures for the preceding Fiscal Year and certified by the chief financial officer of Borrower and of the Guarantor as prepared in accordance with GAAP and fairly presenting the financial position and results of operations for such month and period, subject to normal year-end adjustments and the absence of footnotes;

(k)
Section 10.2 (Negative Covenants) of the Loan Agreement is hereby amended by inserting the following new Section 10.2.24 immediately after Section 10.2.23 (ERISA):

10.2.24 Controlled Account; Collection of Accounts Receivable.

(a) None of the Obligors shall terminate the Account Bank, or make any change in the instructions to Account Debtors regarding payments to be made to the Controlled Account. None of the Obligors will maintain, establish or use any account with any depository bank in the United States other than Controlled Accounts and Permitted Accounts. For the avoidance of doubt, an Account shall not qualify as an Eligible Account if the applicable Account Debtor has been instructed to make payment in the United States to a deposit account that is not a Controlled Account.

(b) The Obligors shall cause all proceeds from all Accounts received in the United States to be directly deposited into the Controlled Accounts, and in the event any payments relating such Accounts are remitted directly to such Obligor or any Affiliate thereof, such Obligor shall remit (or shall cause all such payments to be remitted) directly into the Controlled Accounts within five (5) Business Days following receipt thereof and, at all times prior to such remittance, such Obligor will itself hold or will cause such payments to be held in trust for the exclusive benefit of the U.S. Collateral Agent on behalf of the Secured Parties. The Obligors shall deliver all notices and instructions as may be required hereby and under Applicable Law to the applicable Account Debtors to make payments directly to the Controlled Accounts. A breach of this obligation shall only constitute an Event of Default if such breach, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(l)
Schedule 1.1 (Commitment of Lenders) of the Loan Agreement is replaced in its entirety with Annex A to this Agreement (Commitment of Lenders).
(m)
Schedule 8.6.1 (Business Locations) of the Loan Agreement is replaced in its entirety with Annex B to this Agreement (Business Locations).
Section 2.
Consents, Instructions and Ratifications under the Credit Agreement. Subject to the conditions precedent set forth in Section 3 (Conditions Precedent) of this Agreement and pursuant to Section 15.1.1(c) (Consents, Amendments and Waivers) of the Loan Agreement, each Lender hereby:
(a)
consents to the increased Commitment, which will be allocated among the Lenders up to the amount of each of their respective increased Commitments, pro rata, as further set forth under Schedule 1.1 (Commitment of Lenders) of the Loan Agreement as further amended hereby;
(b)
consents to the form of Borrowing Base Report attached hereto as Annex C (Borrowing Base Report) to this Agreement; and
(c)
instructs the U.S. Collateral Agent to execute and deliver the U.S. Security Agreement and the Deposit Account Control Agreement on the date hereof.
Section 3.
Conditions Precedent. The effectiveness of the amendments set forth in Section 1 (Amendments to the Loan Agreement) of this Agreement are subject to the satisfaction by the Administrative Agent acting on the instructions of the Lenders of each of the conditions set forth below (the “Effective Date”) in form and substance satisfactory to the Administrative Agent:
(a)
a true and correct copy of this Agreement duly executed by the Borrower, the Guarantor, the Administrative Agent and the Lenders;
(b)
a true and correct copy of the Officer’s Certificate dated as of the date hereof from the Borrower certifying the following:
(i)
no Default or Event of Default exists;
(ii)
the representations and warranties of the Borrower or its Subsidiaries contained in this Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such Commitment increase, and after giving effect to such increase, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);
(iii)
the Borrower and the Guarantors are in compliance with all existing financial obligations and financial ratios under Section 10.3 (Financial Covenant), prior to and immediately following the disbursement of the related Commitment increase; and
(iv)
since the date of the latest consolidated financial statements of the Borrower and the Guarantors, there has been no event, circumstance or change that could reasonably be expected to have a Material Adverse Effect.
(c)
the issuance of an opinion of U.S. and Mexican counsel to the Obligors confirming the due execution of this Agreement and the other Financing Documents executed on the date hereof and the perfection of any applicable security interest;
(d)
an amendment agreement to the Initial Mexican Non-Possessory Pledge shall have executed by the parties thereto, evidencing an effective first priority security interest, enforceable against third parties;
(e)
a true and correct copy of the U.S. Security Agreement duly executed by the Borrower, the Guarantor and the U.S. Collateral Agent, evidencing an effective first priority security interest, enforceable against third parties;
(f)
a true and correct copy of the Deposit Account Control Agreement duly executed by the U.S. Collateral Agent and the Account Bank;
(g)
a true and correct copy of the Accession Agreement executed by the Administrative Agent and the U.S. Collateral Agent;

(h)
evidence of duly filed UCC-1 financing statements in the District of Columbia and all other acknowledgments of filings or recordations necessary to perfect its Liens in the Collateral for the benefit of the U.S. Collateral Agent (for further benefit of the Secured Parties);
(i)
sufficient evidence of the payment, or that satisfactory arrangements have been made to pay the same with the proceeds of the first disbursement after the date hereof, of any and all fees and expenses required to be paid on or before the date hereof, including with respect to any transactions contemplated hereby (including attorneys’ fees);
(j)
in exchange for the Notes, replacement Notes duly executed by Borrower and the Guarantors reflecting that document draws under the Financing pursuant to this Agreement;
(k)
a true and correct copy of the Fee Letter;
(l)
evidence that the Borrower has obtained all necessary consents to the creation, validity, effectiveness, priority and perfection of each such Lien over the Collateral shall have been obtained;
(m)
evidence that each Lender has received all necessary internal authorizations and approvals, including the authorization and approval of its credit committee or similar; and
(n)
an amended and restated acceptance letter duly executed and delivered by the Process Agent.
Section 4.
Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that after giving effect to the amendments in Section 1 (Amendments to the Loan Agreement) of this Agreement and the consent set forth in the Letter, all representations and warranties of the Obligors set forth in Section 9 (Representations and Warranties) of the Loan Agreement and each other Loan Document to which it is a party are, as of the date hereof (or, if made as of an earlier date, as of such earlier date), are true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects after giving effect to such materiality or Material Adverse Effect qualifier).
Section 5.
Miscellaneous.
(a)
No Implied Waivers, Consents or Amendments. The amendments provided in Section 1 (Amendments to the Loan Agreement) of this Agreement shall be applicable solely with respect to those matters expressly provided therein and no other amendments, waivers or consents may be construed or implied, except as expressly set forth under the Letter.
(b)
No Modification. Except for the amendments provided in Section 1 (Amendments to the Loan Agreement) of this Agreement or otherwise as expressly set forth herein, the Loan Agreement and the other Loan Documents is and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the Lenders, including the future exercise of such rights and remedies, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement and any other Loan Document.
(c)
Incorporation by Reference. 15.6 (Severability), 15.8 (Execution; Electronic Records), 15.9 (Entire Agreement), 15.14 (GOVERNING LAW), 15.15 (Consent to Forum; Bail-In of EEA Financial Institutions) and 15.17 (Waivers by Obligors) of the Loan Agreement, are hereby incorporated by reference herein, mutatis mutandis.
(d)
Loan Document. This Agreement shall be deemed to be a Loan Document.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

KLOECKNER METALS SERVICE CENTERS DE MEXICO, S. DE R.L. DE C.V., as Borrower

By: /s/ Angela Marie Arellano Villamar

Name: Angela Marie Arellano Villamar

Title: Chief Financial Officer

KLOECKNER SPECIALTY METALS DE MEXICO, S. DE R.L. DE C.V., as Guarantor

By: /s/ Angela Marie Arellano Villamar

Name: Angela Marie Arellano Villamar

Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Loan Agreement (KLOECKNER)]

BANCO SANTANDER MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLES, GRUPO FINANCIERO SANTANDER MÉXICO, as Administrative Agent, Collateral Agent and Lender

By: /s/ Leslie Katherine Ang Foster

Name: Leslie Katherine Ang Foster

Title: Legal representative

By: /s/ Aurora Alejandra Fonseca Barraza

Name: Aurora Alejandra Fonseca Barraza

Title: Legal representative

HSBC MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Monitoring Agent and Lender

By: /s/ Sergio Enrique Gallegos David

Name: Sergio Enrique Gallegos David

Title: Attorney in fact

By: /s/ Cordelia Gonzalez Flores

Name: Cordelia Gonzalez Flores

Title: Attorney in fact

DEUTSCHE BANK AG, AMSTERDAM BRANCH, as Lender

By: /s/ Rob van Werkhooven

Name: Rob van Werkhooven

Title: Director

By: /s/ Vaisak Sadhanandan

Name: Vaisak Sadhanandan

Title: Vice President

[Signature Page to Amendment No. 2 to Loan Agreement (KLOECKNER)]

Annex A

Schedule 1.1

(Commitment of Lenders)

Lender	Commitment
HSBC México, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC	$65,218,000.00
Deutsche Bank AG, Amsterdam Branch	$45,650,500.00
Banco Santander México, S.A., Institución de Banca Múltiples, Grupo Financiero Santander México	$39,131,500.00
Total	$150,000,000.00

A-1

Annex B

Schedule 8.6.1

B-2

Annex C

Borrowing Base Report

C-3